Exhibit 10(c), Form 10-K

Kansas City Life Insurance Company

FIFTEENTH AMENDMENT

Kansas City Life

Employee Stock Plan

THIS FIFTEENTH AMENDMENT to the Kansas City Life Employee Stock Plan, effective December 1, 2006, is entered into by and between Kansas City Life Insurance Company, a corporation organized and existing under the Laws of the State of Missouri, and Charles R. Duffy, Jr., Tracy W. Knapp and Mark A. Milton, Successor Trustees.

1.

For valuation purposes in the Kansas City Life Employee Stock Plan, the price of the Kansas City Life stock shall be determined using the volume weighted average price for all business days in the last month of the calendar quarter.

IN WITNESS WHEREOF, Kansas City Life Insurance Company has caused this Fifteenth Amendment to the Plan and Trust to be executed by its authorized Officers and its Corporate Seal to be hereunto affixed, and the Trustees have executed the Amendment on the date first above written.

KANSAS CITY LIFE INSURANCE COMPANY

By:	/s/ J. Todd Salash

Its:	Vice President

ATTEST:

By:	/s/ Cheryl Keefer

Its:	Assistant Secretary

/s/ Charles R. Duffy, Jr.

/s/ Mark A. Milton

/s/ Tracy W. Knapp.
TRUSTEES